UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 8, 2015

CYRUSONE INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35789	46-0691837
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1649 West Frankford Road

Carrollton, TX 75007

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (972) 350-0060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 — Entry into a Material Definitive Agreement.

On December 14, 2015, CyrusOne Inc., a Maryland corporation (the “Company”), completed its previously announced public offering (the “Offering”) of 1,350,000 shares of its common stock, par value $0.01 per share (the “Common Stock”). All of the shares of Common Stock were offered by a subsidiary of Cincinnati Bell Inc., an Ohio corporation (the “Selling Stockholder”).

In connection with the Offering, on December 8, 2015, the Company, CyrusOne GP, a Maryland statutory trust, CyrusOne LP, a Maryland limited partnership, and the Selling Stockholder entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., as underwriter (the “Underwriter”), pursuant to which the Selling Stockholder agreed to sell to the Underwriter 1,350,000 shares of Common Stock pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-194770). The above summary is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated herein by reference.

The opinion of Venable LLP, relating to the validity of the Common Stock offered and sold pursuant to the Underwriting Agreement, is filed herewith as Exhibit 5.1.

ITEM 8.01 — Other Events.

On December 9, 2015, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is furnished herewith as Exhibit 99.1.

On December 14, 2015, the Company issued a press release announcing the closing of the Offering. A copy of the press release is furnished herewith as Exhibit 99.2.

ITEM 9.01 — Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 8, 2015, by and among CyrusOne Inc., CyrusOne GP, CyrusOne LP, Data Center Investments Holdco LLC and Citigroup Global Markets Inc., as underwriter.

5.1	Opinion of Venable LLP.

23.1	Consent of Venable LLP (included as part of Exhibit 5.1).

99.1	Pricing Press Release dated December 9, 2015.

99.2	Closing Press Release dated December 14, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYRUSONE INC.

Date: December 14, 2015	By:	/s/ Robert M. Jackson
Robert M. Jackson
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 8, 2015, by and among CyrusOne Inc., CyrusOne GP, CyrusOne LP, Data Center Investments Holdco LLC and Citigroup Global Markets Inc., as underwriter.

5.1	Opinion of Venable LLP.

23.1	Consent of Venable LLP (included as part of Exhibit 5.1).

99.1	Pricing Press Release dated December 9, 2015.

99.2	Closing Press Release dated December 14, 2015.